TRAVELERS PREMIER ADVISERS - ASSET MANAGER ANNUITY
                                               SUPPLEMENT DATED JULY 15, 2002 TO
                                                    PROSPECTUS DATED MAY 1, 2002


The following replaces the information contained in your Travelers Premier Advisers - Asset Manager Annuity contract prospectus. Please retain this supplement and keep it with the contract prospectus for future reference.

The paragraph under Examples is replaced with the following:


These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the UNDERLYING FUNDS for the year ended December 31, 2001, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $50 annual Contract administrative charge is equivalent to 0.032% of the Separate Account CONTRACT VALUE.

The following paragraph is deleted from the Death Benefit section:

We must be notified of the ANNUITANT's death no later than six months from the date of death in order to pay the death proceeds as described under "Death Proceeds Before the Maturity Date." If we are notified more than six months after the death, we will pay death proceeds equal to the CONTRACT VALUE on the DEATH REPORT DATE, less any applicable premium tax.

The following two paragraphs are deleted from the "Federal Tax Considerations" section:

The Contract provides one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase price or contract value. It is possible that the IRS may take a position that the charges for the optional enhanced death benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such an optional death benefit should be treated as a taxable withdrawal, you should consult your tax adviser before selecting any rider or endorsement to the Contract.

The Contract includes one or more optional enhanced death benefits that in some cases may exceed the greater of your purchase payment or contract value. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability, whether a death benefit such as the optional death benefit(s) in the Contract comports with IRA qualification requirements. Although the Company regards the optional enhanced death benefit as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. You should consult your tax adviser prior to selecting any optional enhanced death benefit for an IRA.

L-12990                                                            July 15, 2002